                                                                   Exhibit 10.11

                            DALEEN TECHNOLOGIES, INC.
                               AMENDED & RESTATED
                              STOCK INCENTIVE PLAN

                                   SECTION 1.
                                     PURPOSE

         The purpose of this Plan is to promote the interests of the Company by providing the opportunity to purchase Shares or to receive compensation which is based upon appreciation in the value of Shares to Employees and Key Persons in order to attract and retain Employees and Key Persons by providing an incentive to work to increase the value of Shares and a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards and Stock Appreciation Rights to aid the Company in obtaining these goals. This amended and restated plan supercedes and replaces in its entirety the Daleen Technologies, Inc. Stock Incentive Plan previously adopted by the Board.

                                   SECTION 2.
                                   DEFINITIONS

         Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender.

         2.1      BOARD means the Board of Directors of the Company.

         2.2      CODE means the Internal Revenue Code of 1986, as amended.

         2.3      COMMITTEE means the Compensation Committee of the Board.

         2.4 COMMON STOCK means the common stock of the Company having a par value of $0.01 per share.

         2.5 COMPANY means Daleen Technologies, Inc., a Delaware corporation, and any successor to such organization.

         2.6 EMPLOYEE means an employee of the Company, a Subsidiary or a Parent.

         2.7 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         2.8 EXERCISE PRICE means the price which shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

         2.9 FAIR MARKET VALUE of each Share as of a date of determination shall mean the following:

                  (a) Stock Listed and Shares Traded. If Shares are listed and traded on a national securities exchange (as such term is defined by the 1934 Act) or on The Nasdaq National Market on the date of determination, the Fair Market Value per share shall be the closing price of a Share on said national securities exchange or The Nasdaq National Market on the date of determination. If the Shares are traded in the over-the-counter market, the Fair Market Value per Share shall be the average of the closing bid and asked prices on the date of determination.

                  (b) Stock Listed But No Shares Traded. If the Shares are listed on a national securities exchange or on The Nasdaq National Market but no Shares are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Shares on the most recent date before the date of determination. If the Shares are regularly traded in the over-the-counter market but no Shares are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were Shares traded on dated with a reasonable period before the date of determination the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

                  (c) Stock Not Listed. If the Shares are not listed on a national securities exchange or The Nasdaq National Market and are not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Shares from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Shares to the extent they are representative.

The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

         2.10 ISO means an option granted under this Plan to purchase Shares which is intended by the Company to satisfy the requirements of Code ss.422 as an incentive stock option.

         2.11 KEY PERSON means (i) a member of the Board who is not an Employee, (ii) a consultant, distributor or other person who has rendered valuable services to the Company, a Subsidiary or a Parent, (iii) a person who has incurred, or is willing to incur, financial risk in the form of guaranteeing or acting as co-obligor with respect to debts or other obligations of the Company, or (iv) a person who has extended credit to the Company. Key Persons are not limited to individuals and, subject to the preceding definition, may include corporations, partnerships, associations and other entities.

         2.12 NON-EMPLOYEE DIRECTOR means a director who (a) is not currently an officer of the Company or any parent or subsidiary of the Company (any of the foregoing, a "Company Entity"), or otherwise currently employed by any Company Entity; (b) does not receive compensation directly or indirectly from any Company Entity except in such person's capacity as a director or that would require disclosure under Regulation S-K promulgated by the Securities and Exchange Commission ("Regulation S-K"); and (c) does not possess an interest in any Company transaction and is not engaged in any business relationship that would be required to be disclosed under Regulation S-K.

         2.13 NON-ISO means an option granted under this Plan to purchase Shares which is not intended by the Company to satisfy the requirements of Code ss.422.

         2.14     OPTION means an ISO or a Non-ISO.

         2.15 OUTSIDE DIRECTOR means a director who (a) is not a current employee of the Company; (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has

       Daleen Technologies, Inc. Amended & Restated Stock Incentive Plan not been an officer of the Company; and (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director. The determination of whether an individual is an Outside Director shall be made in accordance with Treas. Reg. ss.1.162-27(e)(3).

         2.16 PARENT means any corporation which is a parent of the Company (within the meaning of Code ss.424).

         2.17 PARTICIPANT means an individual who receives a Stock Incentive hereunder.

         2.18 PLAN means the Daleen Technologies, Inc. Amended & Restated Stock Incentive Plan, as amended from time to time. This Plan amends and restates the prior Daleen Technologies, Inc. Stock Incentive Plan.

         2.19     SHARE means a share of the Common Stock of the Company.

         2.20 STOCK INCENTIVE means an ISO, a Non-ISO, a Restricted Stock Award or a Stock Appreciation Right.

         2.21 STOCK INCENTIVE AGREEMENT means an agreement between the Company and a Participant evidencing an award of a Stock Incentive.

         2.22 SUBSIDIARY means any corporation which is a subsidiary of the Company (within the meaning of Code ss.424(f)).

         2.23 SURRENDERED SHARES means the Shares described in Section 8.2 which (in lieu of being purchased) are surrendered for cash or Shares, or for a combination of cash and Shares, in accordance with Section 8.

         2.24 TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Code ss.424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of either the Company, a Subsidiary or a Parent.

                                   SECTION 3.
                       SHARES SUBJECT TO STOCK INCENTIVES

         The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed the sum of (i) 1,348,881 (one million three-hundred and forty eight thousand eight hundred and eighty one) Shares plus (ii) an annual amount for each fiscal year beginning with the fiscal year that begins during the calendar year 2000 such that the total number of Shares reserved for issuance under this Plan will be equal to the sum of (A) the aggregate number of shares previously issued under this Plan; (B) the aggregate number of Shares subject to outstanding options granted under this Plan; and (C) 5% of the aggregate number of Shares outstanding on the last day of the preceding fiscal year; provided, however, in no event shall the increase in the number of Shares from one fiscal year to the next exceed 800,000; all as further adjusted pursuant to Section 11. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to a Stock Incentive which remain after the cancellation, expiration, forfeiture or exchange of such Stock Incentive thereafter shall again become available for use under this Plan, but any Surrendered Shares which remain after the surrender of an ISO or a Non-ISO under Section 8 shall not again become available for use under this Plan.



       Daleen Technologies, Inc. Amended & Restated Stock Incentive Plan

                                   SECTION 4.
                                 EFFECTIVE DATE

         The effective date of this amended and restated Plan shall be the date it is adopted by the Board, provided the shareholders of the Company approve this Plan within twelve (12) months after such effective date. If such effective date comes before such shareholder approval, any Stock Incentives granted under this Plan before the date of such approval automatically shall be granted subject to such approval.

                                   SECTION 5.
                                 ADMINISTRATION

         This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Board shall have the power to interpret this Plan and, subject to Section 13 to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board's actions shall be binding on the Company, on each affected Employee or Key Person, and on each other person directly or indirectly affected by such actions.

         The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting solely of two (2) or more individuals who are Non-Employee Directors and also Outside Directors. The Committee (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee where the Board has delegated it authority to the Committee, and any action by the Committee pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee at any time, in whole or in part.

                                   SECTION 6.
                                   ELIGIBILITY

         Employees and Key Persons selected by the Committee shall be eligible for the grant of Stock Incentives under this Plan, but no Employee or Key Person shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Employee or Key Person. Only Employees shall be eligible for the grant of ISOs. Key Persons may be eligible for the grant of Stock Incentives other than ISOs under this Plan only if the Key Person has provided valuable services to the Company, a Subsidiary or a Parent, and the Board gives written approval of the grant of any Stock Incentive made to the Key Person. The total number of Shares with respect to which Stock Incentives under this Plan may be granted to any one person in a given calendar year shall not exceed 250,000 Shares.

                                   SECTION 7.
                            TERMS OF STOCK INCENTIVES

         7.1      TERMS AND CONDITIONS OF ALL STOCK INCENTIVES.

                  (a) The Committee, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for



       Daleen Technologies, Inc. Amended & Restated Stock Incentive Plan outstanding Stock Incentives. Stock Incentives shall be granted to Employees or Key Persons selected by the Committee, subject to Section 6, and the Committee shall be under no obligation whatsoever to grant Stock Incentives to all Employees or Key Persons, or to grant all Stock Incentives subject to the same terms and conditions.

                  (b) The number of Shares as to which a Stock Incentive shall be granted and the vesting schedule applicable thereto shall be determined by the Committee in its sole discretion, subject to the provisions of Section 3 as to the total number of shares available for grants under the Plan.

                  (c) Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company and the Participant, which shall be in such form and contain such terms and conditions as the Committee in its discretion may, subject to the provisions of the Plan, from time to time determine.

                  (d) The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Incentive Agreement and has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive. Such date shall be reflected in the Stock Incentive Agreement and shall be final and conclusive on all parties.

         7.2 TERMS AND CONDITIONS OF OPTIONS. Each grant of an Option shall be evidenced by a Stock Incentive Agreement which shall (1) specify whether the Option is an ISO or Non-ISO; and (2) incorporate such other terms and conditions as the Committee, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option which first become exercisable or subject to surrender during any calendar year and any restrictions on the Shares which may be purchased thereunder which the Committee deems appropriate or necessary.

                  In determining Employee(s) or Key Person(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Committee may take into account the recommendations of the Chief Executive Officer of the Company and its other officers, the duties of the Employee or Key Person, the present and potential contributions of the Employee or Key Person to the success of the Company, the anticipated number of years of service remaining before the attainment by the Employee of retirement age, and other factors deemed relevant by the Committee, in its sole discretion, in connection with accomplishing the purpose of this Plan. An Employee or Key Person who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options.

                  If the Committee grants an ISO and a Non-ISO to an Employee on the same date, the right of the Employee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option.

                  (a) Exercise Price. Subject to adjustment in accordance with Section 11 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, a Ten Percent Shareholder shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the ISO is granted. If a Stock Incentive is a Non-ISO, the



       Daleen Technologies, Inc. Amended & Restated Stock Incentive Plan

Exercise Price for each Share shall be no less than the minimum price required by applicable state law, or by the Company's governing instrument, or $0.01, whichever price is greater.

                  (b) Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

                           (i)      make an Option exercisable before the date
such Option is granted; or

                           (ii)     make an Option exercisable after the earlier
of:

                                    (A)      the date such Option is exercised
in full, or

                                    (B)      the date which is the tenth (10th)
anniversary of the date such Option is granted, if such Option is a Non-ISO or an ISO granted to a non-Ten Percent Shareholder, or the date which is the fifth
(5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder.

                  A Stock Incentive Agreement may provide for the exercise of an Option after the employment of an Employee has terminated for any reason whatsoever, including death or disability; however, in no event shall a Stock Incentive Agreement provide for the exercise of an Option later than ninety (90) days following a termination for employment, and in no event shall a Stock Incentive Agreement provide for the exercise of an Option after the date of termination of employment if such termination of employment was for "cause." For purposes of the preceding sentence, the term "cause" shall mean any act or acts by an Employee involving personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or willful violation of any law, rule, regulation or Company policy, and shall also mean, with respect to any Employee whose employment is pursuant to a written contract with the Company which contains provisions regarding "cause" or similar provisions, the definition stated in such provisions, all as determined by the Committee in its sole and absolute discretion.

                  (c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in cash or, if the Stock Incentive Agreement provides, by delivery to the Company of a number of Shares which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of Shares the Participant intends to purchase upon exercise of the Option on the date of delivery. In addition, the Stock Incentive Agreement may provide for cashless exercise through a brokerage transaction following registration of the Company's equity securities under Section 12 of the Securities Exchange Act of 1934. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

                  Notwithstanding the above, and in the sole discretion of the Committee, an Option may be exercised as to a portion or all (as determined by the Committee) of the number of Shares specified in the Stock Incentive Agreement by delivery to the Company of a promissory note, such promissory note to be executed by the Participant and which shall include, with such other terms and conditions as the Committee shall determine, provisions in a form approved by the Committee under which: (i) the balance of the aggregate purchase price shall be payable in equal installments



       Daleen Technologies, Inc. Amended & Restated Stock Incentive Plan over such period and shall bear interest at such rate (which shall not be less than the prime bank loan rate as determined by the Committee) as the Committee shall approve, and (ii) the Participant shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest.

                  (d) Conditions to Exercise of an Option. Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part.

                  (e) Nontransferability of Options. Except as provided in subparagraph (f) below, (i) an Option other than an ISO shall not be transferable or assignable (1) except by will or by the laws of descent and distribution, (2) except to the extent that the Committee gives its express written consent to the transfer, or (3) except to the extent that the Option is transferred to a spouse, lineal ascendant or lineal descendant of the Participant, or to a trust whose sole beneficiaries are the Participant and/or his or her spouse, lineal ascendant or lineal descendant, (ii) an Option which is an ISO shall not be transferable or assignable except by will or by the laws of descent and distribution, and (iii) an Option shall be exercisable during the Participant's lifetime only by the Participant, or in the event of the disability of the Participant, by the legal representative of the Participant.

                  (f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section, any Option in substitution for a stock option previously issued by another entity, which substitution occurs in connection with a transaction to which Code ss.424(a) is applicable, may provide for an exercise price computed in accordance with such Code section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued stock option being replaced thereby.

         7.3 TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of: (I) the Fair Market Value of a specified number of Shares at the time of exercise, over (II) a specified price which shall be not less than the Exercise Price for that number of Shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right not less than one hundred percent (100%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

                  (a) Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

                  (b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and



       Daleen Technologies, Inc. Amended & Restated Stock Incentive Plan in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part; provided, however, in no event shall a Stock Incentive Agreement provide for the exercise of a Stock Appreciation Right later than ninety (90) days following a termination for employment, and in no event shall a Stock Incentive Agreement provide for the exercise of a Stock Appreciation Right after the date of termination of employment if such termination of employment was for "cause." For purposes of the preceding sentence, the term "cause" shall mean any act or acts by an Employee involving personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or willful violation of any law, rule, regulation or Company polity, and shall also mean, with respect to any Employee whose employment is pursuant to a written contract with the Company which contains provisions regarding "cause" or similar provisions, the definition stated in such provisions, all as determined by the Committee in its sole and absolute discretion

                  (c) Nontransferability of Stock Appreciation Right. A Stock Appreciation Right shall not be transferable or assignable (1) except by will or by the laws of descent and distribution, (2) except to the extent that the Committee gives its express written consent to the transfer, or (3) except to the extent that the Stock Appreciation Right is transferred to a spouse, lineal ascendant or lineal descendant of the Participant, or to a trust whose sole beneficiaries are the Participant and/or his or her spouse, lineal ascendant or lineal descendant, and a Stock Appreciation Right shall be exercisable during the Participant's lifetime only by the Participant, or in the event of the disability of the Participant, by the legal representative of the Participant.

         7.4 TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS. Shares awarded pursuant to Restricted Stock Awards shall be subject to restrictions for periods determined by the Committee. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the Shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the Shares awarded determined at the date of grant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.

                                   SECTION 8.
                              SURRENDER OF OPTIONS

         8.1 GENERAL RULE. The Committee, acting in its absolute discretion, may incorporate a provision in a Stock Incentive Agreement to allow an Employee or Key Person to surrender his or Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that:

                  (a) the Fair Market Value of the Shares subject to such Option exceeds Exercise Price for such Shares, and

                  (b) the Option to purchase such Shares is otherwise exercisable.

         8.2 PROCEDURE. The surrender of an Option in whole or in part shall be effected by the delivery of the Stock Incentive Agreement to the Committee, together with a statement signed by the Participant which specifies the number of Shares ("Surrendered Shares") as to which the Participant surrenders his or her Option and how he or she desires payment be made for such Surrendered Shares.



       Daleen Technologies, Inc. Amended & Restated Stock Incentive Plan

         8.3 PAYMENT. A Participant in exchange for his or her Surrendered Shares shall receive a payment in cash or in Shares, or in a combination of cash and Shares, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Surrendered Shares on such date over the Exercise Price for the Surrendered Shares. The Committee, acting in its absolute discretion, can approve or disapprove a Participant's request for payment in whole or in part in cash and can make that payment in cash or in such combination of cash and Shares as the Committee deems appropriate. A request for payment only in Shares shall be approved and made in Shares to the extent payment can be made in whole shares of Shares and (at the Committee's discretion) in cash in lieu of any fractional Shares.

         8.4 RESTRICTIONS. Any Stock Incentive Agreement which incorporates a provision to allow a Participant to surrender his or her Option in whole or in part also shall incorporate such additional restrictions on the exercise or surrender of such Option as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3 (or any successor exemption) to
Section 16(b) of the Exchange Act.

                                   SECTION 9.
                              SECURITIES REGULATION

         Each Stock Incentive Agreement may provide that, upon the receipt of Shares as a result of the surrender or exercise of a Stock Incentive, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Incentive Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended ("1933 Act"), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise or surrender of a Stock Incentive granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                   SECTION 10.
                                  LIFE OF PLAN

         No Stock Incentive shall be granted under this Plan on or after the earlier of:

         (a) the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Stock Incentives have been surrendered or exercised in full or no longer are exercisable, or

         (b) the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the surrender or exercise of Stock Incentives granted under this Plan) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.



       Daleen Technologies, Inc. Amended & Restated Stock Incentive Plan

                                   SECTION 11.
                                   ADJUSTMENT

         The number of Shares reserved under Section 3 of this Plan, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options, shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust (in a manner which satisfies the requirements of Code ss.424(a)) the number of Shares reserved under Section 3, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options in the event of any corporate transaction described in Code ss.424(a) which provides for the substitution or assumption of such Stock Incentives. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.

                                   SECTION 12.
                          SALE OR MERGER OF THE COMPANY

         If the Company agrees to sell substantially all of its assets for cash or property, or for a combination of cash and property, or agrees to any merger, consolidation, reorganization, division or other transaction in which Shares are converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Stock Incentives granted under this Plan, each Stock Incentive at the direction and discretion of the Committee, or as is otherwise provided in the Stock Incentive Agreements, may be canceled unilaterally by the Company in exchange for the whole Shares (or, subject to satisfying the conditions to the exemption under Rule 16b-3 or any successor exemption to Section 16(b) of the Exchange Act, for the whole Shares and the cash in lieu of a fractional Share) which each Participant otherwise would receive if he or she had the right to surrender or exercise his or her outstanding Stock Incentive in full and he or she exercised that right exclusively for Shares on a date fixed by the Committee which comes before such sale or other corporate transaction.

                                   SECTION 13.
                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company:
(a) to increase the number of Shares reserved under Section 3, except as set forth in Section 11, (b) to extend the maximum life of the Plan under Section 10 or the maximum exercise period under Section 7, (c) to decrease the minimum Exercise Price under Section 7, or (d) to change the designation of Employees or Key Persons eligible for Stock Incentives under Section 6. The Board also (1) may suspend the granting of Stock Incentives under this Plan at any time, (2) may terminate this Plan at any time, and (3) may amend any outstanding Stock Incentive previously granted under this Plan at any time (for example, to accelerate the vesting provisions thereof or to extend the term of a Stock Incentive); provided, however, the Board shall not have the right to modify, amend or cancel any Stock Incentive granted under this Plan unless: (I) the Participant consents in writing to such modification, amendment or



       Daleen Technologies, Inc. Amended & Restated Stock Incentive Plan cancellation, (II) there is a dissolution or liquidation of the Company or a transaction described in Section 11 or Section 12, or (III) the modification, amendment or cancellation would not adversely affect, in any way, the rights of a Participant owning such outstanding Stock Incentive without the written consent of such Participant. To the extent that the material terms (within the meaning of Treas. Reg. ss.1.162-27(e)(4)) of the Plan would be modified by the Board but shareholders approval would not be required by the foregoing provisions of this Section, the Board may, in its sole discretion, nonetheless determine that approval of the shareholders of the Company is desired.

                                   SECTION 14.
                                  MISCELLANEOUS

         14.1 SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder of the Company as a result of the grant of a Stock Incentive to him or to her under this Plan or his or her exercise or surrender of such Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

         14.2 NO GUARANTEE OF CONTINUED RELATIONSHIP. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement which evidences his or her Stock Incentive.

         14.3 WITHHOLDING. The exercise or surrender of any Stock Incentive granted under this Plan shall constitute a Participant's full and complete consent to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender.

         14.4 TRANSFER. The transfer of an Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan. CONSTRUCTION. This Plan shall be construed under the laws of the State of Delaware, without regard to its principles of conflicts of law.

         14.5 CONSTRUCTION. This Plan shall be construed under the laws of the State of Delaware, without regard to its principles of conflicts of law.


       Daleen Technologies, Inc. Amended & Restated Stock Incentive Plan
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